SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-A




                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                             Provident Bancorp, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



Federal                                                    To Be Applied For
--------------------------------------------------------------------------------
(State of incorporation or organization)                   (I.R.S. Employer
                                                          Identification No.)


400 Rella Boulevard, Montebello, New York                         10901
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)


        Securities to be registered pursuant to Section 12(b)of the Act.


             None                                                  N/A
--------------------------------------------------------------------------------

       (Title of Class)                          (Name of each exchange on which
                                                 each class is to be registered)

        Securities to be registered pursuant to Section 12(g)of the Act:


                     Common Stock par value $0.10 per share
--------------------------------------------------------------------------------
                                (Title of Class)

Item 1.  Description of Registrant's Securities to be Registered.
----------------------------------------------------------------

     For a description of the Registrant's securities, reference is made to "Description of Capital Stock of the Company," "Dividend Policy" and "Market for the Common Stock" in the Registrant's Prospectus filed pursuant to the Rule 424(b)(3) of the Securities Act of 1933 (File No. 333-63593) which is hereby incorporated by reference. For a description of the provisions of the Registrant's Stock Holding Company Charter and Bylaws that may render a change in control of the Registrant more difficult, reference is made to "Restrictions on the Acquisition of the Company" in the Registrant's Prospectus referenced above.


Item 2.  Exhibits.
-----------------

     1.   Pre-Effective  Amendment No. 2 to  Registration  Statement on Form S-1
          (Registration Number 333-63593) dated November 12, 1998 is hereby incorporated by reference.

     2.   Prospectus  filed  pursuant to Rule 424(b)(3) of the Securities Act of
          1933  (File  No.   333-63593)   filed   December  1,  1998  is  hereby
          incorporated by reference.

     3.   Stock Holding  Company Charter  (incorporated  by reference to Exhibit
          3.1 of the Registration Statement on Form S-1 as filed on September 17, 1998)

     4. Bylaws (incorporated by reference to Exhibit 3.2 of the Registration Statement on Form S-1 as filed on September 17, 1998)

     5. Specimen Stock Certificate (incorporated by reference to Exhibit 4 of the Registration Statement on Form S-1 as filed on September 17, 1998)

                                    SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                  PROVIDENT BANCORP, INC.



Date:    December 31, 1998        By:      \s\ George Strayton
                                           -------------------------------------
                                           George Strayton
                                           President and Chief Executive Officer